SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5, 2004
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                           Equus Gaming Company, L.P.
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            (Exact name of registrant as specified in this charter)


          Virginia                        000-25306           54-1719877
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(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation)                                               Identification No.)


El Comandante Race Track, Main Building First Floor
65th Infantry Avenue, Rd. 3, Km. 15.3, Canovanas, P.R.         00729
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:      (787) 641-5844
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ITEM 8.01.  OTHER  EVENTS

     On October 5, 2004, Housing Development Associates, S.E., an affiliated company of Equus Gaming Company, L.P., issued a press release providing information relating to the request for proposal process and its selection of a newly created consortium to operate the El Comandante race track and to establish a new video gaming system in the off-track betting agencies.

     The contents of the press release are incorporated by reference to this item. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.

ITEM 9.  FINANCIAL  STATEMENTS  AND  EXHIBITS

          (c)  Exhibits

               99.1  Press Release dated October 5, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                              EQUUS GAMING COMPANY, L.P.


                                              By:  /s/ Thomas B. Wilson
                                                 ----------------------
                                                   Thomas B. Wilson
                                                   President & CEO


Date: October 5, 2004


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